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                              ARTHUR ANDERSEN LLP

                                                                   EXHIBIT 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K into Crawford & Company's previously filed Registration Statement File Nos. 2-78989, 33-22595, 33-47536, 33-36116, 333-02051, 333-24425, 333-24427, 333-87465 and
333-87467.





/s/ ARTHUR ANDERSEN LLP

Atlanta, Georgia
March 28, 2000